Khan Funds:
Khan Growth Fund
714 FM 1960 West #201
Houston, Texas 77090
(888) 311-KHAN
www.khanfunds.com



1999 Semi-Annual Report of the Khan Growth Fund


Investment Advisor:			Custodian:
Khan Investment, Inc.			Firstar, N.A.
714 FM 1960 West #201			425 Walnut Street, M.L. 6118
Houston, TX 77090			Cincinnati, OH 45202


Transfer Agent:				Auditors:
American Data Services			Tait, Weller & Baker
P.O. Box 5536				Eight Penn Center Plaza
Hauppauge, NY 11788-0123		Philadelphia, PA 19103



Dear Fellow Shareholders:

Once again, it gives us here at Khan Funds great pleasure to provide you with our 1999 Semi-Annual report of the Khan Growth Fund (the "Fund"). For the six months ending June 30, 1999 the Khan Growth Fund produced a return of 5.98% versus that of the S & P 500 return of 12.38%.

We attribute our return to a well-planned strategy and discipline that only adheres to the long-term fundamentals of a company and does not consider market trends and short-run fluctuations. Instead a focus is placed on 3 to 5 year consistent growth in company earnings. During the second quarter of 1999, there was considerable volatility based on concerns over interest rates, inflation and corporate earnings. These concerns adversely affected the Fund's return, however by late August, many of the lingering questions were resolved and the market seemed to stabilize and regain its bullish momentum. During the first six months of 1999, the Khan Growth Fund benefited from the growth in the communication and technology sectors. In an effort to reduce risk exposure, maintain a diversified portfolio and limit volatility, the Fund's investment in aggressive internet related technology was minimal, thereby reducing short-term gains to the Fund, yet hedging against considerable losses in this extremely volatile side of the market. Our commitment to more consistent, well-established companies adversely affected our return over this short six-month span, in which speculation took precedence over consistent, quality investments. There was also considerable weakness in the pharmaceutical, auto and computer hardware industries. Our considerable investment in the pharmaceutical sector, once considered to be some of the more stable and predictable holdings in the portfolio, proved to be the weakest. We believe this is a short-term trend, and we feel that our continued investment into this sector will produce significant growth opportunities. Our unwavering commitment to quality and discipline to achieve our goals should continue to produce strong returns, while limiting risk exposure.


PORTFOLIO COMPOSITION

By the end of the second quarter of 1999, the fund had 2.73% of its net assets in short-term investments, the remaining in diversified common stocks, with an emphasis on healthcare, telecommunication services, technology and retail sectors. Though our primary focus leans towards an investment in equities, a small percentage of assets are kept liquid in order to take advantage of possible market inefficiencies or opportunities.


ECONOMIC OUTLOOK - September 1999

Now that concerns regarding changes in interest rates by the Federal Reserve are behind us, we can look for a decrease in the volatility that has plagued the market in recent times. This stability along with the substantial increase in cash being invested into the stock market should pave the way for the DJIA (Dow Jones Industrial Average) to finish the year around the 12,000 level.

Historically, when economic growth is strong, inflation tends to afflict the markets. In 1999, with the economy growing considerably faster than most had imagined, many felt the robust growth would force businesses to increase wages, thereby fueling inflation. However inflation has remained at around 2%, partly because of continued weakness in commodity prices. As inflation fears ease, interest rates should come down in the next year fueling the growth-oriented companies, which are at the center of the Fund's investment strategy.

The primary concern for 1999 was whether corporate profits could achieve the growth required to sustain their valuations within the market. The strong earnings reports of the large-cap growth stocks has eased these concerns and overall profits should continue to match or beat the forecasts. In years past, an investment into a strong sector would be rewarding, yet with an emphasis shifting towards earnings growth, only the best companies within a sector should see substantial appreciation possibilities.
 The market has shifted much of its emphasis from that of speculation of growth to that of actual growth in cash flow and earnings, a shift that should positively affect our fundamentally sound companies. This will be a primary area of concern for the internet sector. The growth in the internet has been phenomenal, and is expected to grow to close to 10% of the Gross Domestic Product (GDP) over the next decade. While this growth is substantial, the market seems to be narrowing in terms of the leaders of this industry. There is a rapid consolidation of power within this industry, and the companies with the greatest cash flow should continue their dominance. Then there are companies such as AT&T, Sun Microsystems, Cisco Systems, Hewlett Packard and International Business Machines that are silent players trying to stake their claim to lead the information revolution into the next millennium. The benefits of size and economies of scale allow companies of this magnitude to utilize their cash flow to maintain growth, whether through acquisitions or internal reinvestment.
The situation in the weakened pharmaceutical industry is strikingly similar with smaller biotech firms being the prey. These industries should lead the market into the next millennium along with solid performances from the financial services, telecommunications, utilities and retail sectors.

The resilience of the world economy is another positive signal going into the year 2000 and beyond. In recent years, the U.S. economy has been carrying the world financially, going back to before the liquidity problems sent these economies plunging in 1998. With the stabilization of these economies, the large cap U.S. companies can continue to utilize the foreign markets to achieve the rapid growth required to sustain their current valuations.


INVESTMENT STRATEGY
The strategy of the Fund is based on an investment in the common stock of large-cap companies, which we believe provide value based
on consistent growth in earnings.   We will continue to conduct
extensive analysis of the underlying fundamentals of the company, while using technical analysis to take advantage of market
inefficiencies.   Finally, variable factors such as management
innovation, consumer trends, industry and sector dominance, and projection models are used to establish the continued investment worthiness of Khan Growth Fund holdings.

Here at Khan Funds, our most important asset is you, our shareholders. Through our mutual trust and dependence, we strive for conviction from both ourselves and from you in our investment
philosophy.   We look forward to what lies ahead in our financial
futures and together strive for excellence. The management of the Khan Growth Fund will continue to invest in the Fund to understand and live with the emotions caused by fluctuation in the market.
We believe that our investment strategy limits market speculation and sensitivity. Furthermore, consistency is a goal we strive for as we navigate into the millennium and beyond.

Sincerely,


S. D. Khan, M.D.
Chairman Khan Funds

The outlook and opinion expressed above represent the view of the investment advisor as of August 26, 1999, and are subject to change as market and economic events unfold.



KHAN GROWTH FUND vs. BENCHMARK INDEX

The chart below compares your Fund to a benchmark index.   It is
intended to give you a general idea how your Fund performed compared to the stock market during the six months ended 6/30/1999.
  It is important to understand the difference between your Fund
and an index.   Your Fund's total return includes Fund expenses and
management fees.   An index reflects the investment of income
dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

For the Six Months Ended June 30, 1999:

Khan Growth Fund = 5.98%
S&P 500 Return   = 12.38%

Comparative Investment Returns	June 30, 1999
*  Initial investment $10,000.
*  Past performance is no guarantee of future results.

The Standard & Poor's 500 Stock Index is a capitalization-weighed index of 500 stocks that attempts to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.


Top Sectors Holdings



Healthcare  			14.99%
Computer Software  		10.35%
Communication Services		6.79%
Computer Hardware		6.72%
Retail				6.53%
Banks				6.31%
Telecommunication Equipment	6.30%
Food, Beverages & Tobacco	5.89%
Insurance			4.59%
Financial Services 		4.26%


Top Ten Holdings

Cisco Systems, Inc.		4.95%
Dell Computer			4.65%
Microsoft Corp.			4.01%
Nokia Class A			3.96%
Pfizer, Inc.			3.93%
Citigroup Inc.			3.80%
Wal-Mart Stores, Inc.		3.76%
Johnson & Johnson		3.56%
MCI Worldcom			3.23%
Intel Corp.			3.02%




KHAN GROWTH FUND

SCHEDULE OF INVESTMENTS

June 30, 1999 (Unaudited)


	Market
	Shares	  				Value

COMMON STOCKS (97.32%)
		Auto Related (3.90%)
	467	Daimler Chrysler AG *	 $	41,505
	279	Delphi Automotive		5,189
	1,100	Ford Motor Co.			62,081
	400	General Motor Co.	 	26,400
						=======
					 	135,175

		Banks (6.31%)
	300	BankAmerica Corp.		21,993
	750	Chase Manhattan Bank Corp.	64,969
	2,775	Citigroup, Inc.	 		131,813
						=======
					 	218,775

		Capital Goods (3.83%)
	925	General Electric Co.		104,525
	300	Tyco International	 	28,425
						=======
					 	132,950

		Communication Services (6.79%)
	750	AT&T Corp.			41,859
	500	BellSouth Corp.			23,438
	1,300	MCI Worldcom, Inc. *		112,125
	1,000	SBC Communications, Inc.	58,000
						=======
					 	235,422

		Computer Hardware (6.72%)
	4,360	Dell Computer Corp. *		161,320
	200	Hewlett-Packard Corp.		20,100
	400	IBM Corp.		 	51,700
						=======
					 	233,120

		Computer Memory Services (1.59%)
	1,000	EMC Corp. *		 	55,000

		Computer Software (10.35%)
	2,660	Cisco Systems, Inc. *		171,570
	1,540	Microsoft Corp. *		138,888
	700	Sun Microsystems, Inc. *	48,213
						=======
					 	358,671

		Electronics (3.02%)
	1,760	Intel Corp.	 		104,720


		Energy (3.31%)
	306	BP Amoco PLC	 $		33,201
	260	Chevron Corp.			24,749
	375	Exxon Corp.			28,922
	280	Mobil Corp.	 		27,720
					 	=======
						114,592

		Financial Services (4.26%)
	600	Associated First Capital	26,588
	545	Fedrl Natl Mortgage Assoc	37,264
	500	Merrill Lynch & Co.		39,969
	400	Schwab Corp.	 		43,950
						=======
					 	147,771

		Food, Beverages & Tobacco (5.89%)
	950	Coca-Cola Co.			59,375
	430	McDonalds Corp.			17,764
	1,900	Pepsico, Inc.			73,506
	1,330	Phillip Morris Co.	 	53,450
						=======
					 	204,095

		Healthcare (14.99%)
	1,120	Abbot Laboratories		50,960
	400	American Home Products		23,000
	800	Bristol Myers Squibb		56,350
	1,260	Johnson & Johnson		123,480
	1,090	Merck & Co., Inc.		80,660
	1,240	Pfizer, Inc.			136,090
	930	Schering Plough Corp.	 	49,290
					 	=======
						519,830

		Insurance (4.59%)
	500	American International Group	58,531
	1	Berkshire Hathaway *		68,900
	420	Marsh & McLennan Cos., Inc.	31,710
						=======
					 	159,141

		Internet Software (2.55%)
	800	America Online, Inc. *	 	88,400

		Multimedia (1.06%)
	500	Time Warner, Inc.	 	36,750


		Personal Care (3.83%)
	400	Estee Lauder Cos., Inc.	 $	20,050
	1,120	Gillette Co.			45,920
	750	Proctor Gamble Co.	 	66,938
						=======
					 	132,908

		Publishing (0.93%)
	600	McGraw-Hill Cos., Inc.	 	32,362

		Retail (6.53%)
	450	GAP Stores			22,669
	500	Home Depot, Inc.		32,219
	1,400	Walgreen Co.			41,125
	2,700	Wal-Mart Stores, Inc.	 	130,275
						=======
					 	226,288

		Telecommunication Equipment (6.30%)
	1,200	Lucent Technologies, Inc.	80,925
	1,500	NOKIA Class A *	 		137,344
						=======
					 	218,269


		Telecommunication Services (0.57%)
	600	QWEST Communication Intl *	 19,837


Total Common Stocks 97.32% (Cost $2,576,041)	 3,374,076

SHORT-TERM INVESTMENTS (5.41%)

       							Market Value

187,761	Star Treasury Fund (Cost $187,761)		 	187,761
Total Investment Securities (Cost $2,763,802+)  102.73%		3,561,837
Liabilities in Excess of Other Assets	   	(2.73%)	 	(94,750)
						=======		=========
Net Assets					100.00%	 	$3,467,087

+	Cost for federal income tax purposes is the same.

		Net unrealized appreciation consist of:
Aggregate unrealized appreciation of investment securities	 $851,300
Aggregate unrealized depreciation of investment securities	 (53,265)
								=========
Net unrealized appreciation of investment securities	 	$798,035

	*	Denotes non-income producing securities

See accompanying notes to financial statements.



STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

ASSETS
Investments, at market value (cost $2,763,802)			$3,561,837
Dividends and interest receivable				1,982
Organization costs, net						22,283
Due from advisor						44,269
								==========
	Total assets						3,630,371


LIABILITIES
Due to advisor							36,818
Accrued expenses						38,341
Payable for securities purchased				88,125
								==========
	Total liabilities					163,284
								==========
		Net assets applicable to shares outstanding	$3,467,087

Shares outstanding						477,183

Net asset value, offering and redemption price per share	$7.27

NET ASSETS
	At June 30, 1999, net assets consist of:
		Paid-in capital					$2,740,381
		Accumulated net realized loss on investments	(71,329)
		Accumulated net unrealized appreciation of investments
								798,035
								==========
								$3,467,087



See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)

Investment income
	Dividends (net of foreign taxes withheld of $218)	$14,664
	Interest		 				1,047
								==========
		Total investment income	 			15,711

Expenses
	Investment advisory fee					11,250
	Administration fee					3,750
	Fund accounting expense					7,439
	Transfer agent fees					5,951
	Registration fee					2,480
	Custodial fee						2,976
	Prospectus and shareholders' reports			496
	Professional fees					7,935
	Directors fees and expenses				595
	Insurance fee						496
	Amortization of organization costs		        3,649
	Miscellaneous	 					7,440
								==========
		Total expenses					54,457
	Less:  reimbursed and waived expenses	 		(24,455)
								==========
			Net expenses	 			30,002
								==========
			Net investment loss	 		(14,291)
								==========

Realized and unrealized gain (loss) on investments:
	Net realized loss on sales of investments		(33,311)
	Net change in unrealized appreciation of investments	225,222
								==========
	Net realized and unrealized gain on investments	 	191,911
								==========
	Net increase in net assets resulting from operations	$177,620

See accompanying notes to financial statements.





STATEMENT OF CHANGES IN NET ASSETS






                                            Six Months
                                           Ended June 30,  Year Ended
                   			1999(Unaudited)  December 31,1998



Operations
	Net investment loss		   $(14,291)	   $(10,630)
	Net realized loss on investments    (33,311)	    (38,018)
					  ==========	   ==========
	Net change in unrealized appreciation invstmts
					    225,222	     564,124

	Net inc. net assets resulting from operations
					    177,620          515,476

Distributions to shareholders
	From capital gain
 ($.00 and $.03 per share, respectively)	-  	      (7,983)

Net capital share transactions (Note 5)	    696,656	     935,666
					  ==========	   ==========
		Total increase in net assets
					    874,276	   1,443,159

Net assets
	Beginning of period		  2,592,811	   1,149,652
					==========	   ==========
	End of period			 $3,467,087	  $2,592,811




See accompanying notes to financial statements.


NOTES TO FINANCIAL STATEMENTS

June 30, 1999 (Unaudited)

(1)	SIGNIFICANT ACCOUNTING POLICIES

Khan Funds, (the "Trust") is a business trust under the laws of Delaware registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management
investment company.   The Declaration of Trust provides for the
issuance of multiple series of shares, each representing a diversified portfolio of investments with different investment
objectives, policies and restrictions.   As of June 30, 1999,
the only series issued by the Trust is the Khan Growth Fund
(the "Fund").

The Fund seeks long-term capital growth, consistent with the preservation of capital, by investing primarily in the common
stock of large capitalization U.S. companies.   Income is a
secondary objective of the Fund.   Khan Investment, Inc. serves
as the Fund's investment advisor.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial
statements.   The preparation of financial statements in
conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of
revenues and expenses during the reporting period.   Actual
results could differ from those estimates.

	A.Security Valuations - A security listed or traded on an
exchange is valued at the last sales price on the exchange
where the security is principally traded.   Investments with
maturities of 60 days or less are valued on the basis of amortized cost which approximates market value.

	B.Securities Transactions, Investment Income and Distributions
- Securities transactions are accounted for on a trade date
basis.   Realized gains or losses are computed on the basis
of specific identification of the securities sold.   Interest
income is recorded as earned from settlement date and is
recorded on an accrual basis.   Dividend income and
distributions to shareholders are recorded on the ex-dividend date.

	C.Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable
income (including net realized capital gains) which is
distributed to shareholders.   Therefore, no provision for
federal income taxes is recorded in the financial statements.

	D.Deferred Organization Costs - The Fund has incurred expenses
of $36,818 in connection with the organization.   These costs
have been deferred and are being amortized on a straight line basis over a period of sixty months from the date the Fund commenced operations.

	E.Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reported period.
Actual results could differ from those estimates.



NOTES TO FINANCIAL STATEMENTS - (Continued)

June 30, 1999 (Unaudited)

(2)ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Khan
Investment, Inc. (the "Advisor").   Under the terms of the
investment advisory agreement, the Advisor has responsibility for supervising all aspects of the operations of the Fund subject to the Trust's Board of Trustees (the "Trustees").
The Advisor has agreed to ensure that assets of the Fund are invested in accordance with the investment objectives and
policies.   For its services, the Advisor receives an annual
management fee, payable monthly, and computed on the value of the net assets of the Fund as of the close of business each business day, at the annual rate of 0.75% of such net assets of
the Fund.   During the six months ended June 30, 1999, the
Advisor was paid $11,250 for such services.   The Advisor has
voluntarily agreed to waive all of their fees and reimburse fund expense in order to limit operating expenses to an annual
rate of 2% of the net assets of the Fund.   Fee waivers and
expense reimbursements are voluntary and may be terminated at anytime.

The Fund has an administrative services agreement (the
"Agreement") with the Advisor.   Under the terms of the
Agreement, the Advisor provides all administrative services necessary for the Fund's operations and is responsible for the
supervision of the Fund's other service providers.   The
Advisor also assumes all ordinary, recurring expenses necessary in carrying out the duties for the Fund, such as office space
and facilities, and equipment and clerical personnel.   The
Advisor shall also pay all compensation of all Trustees, officers and employees of the Trust who are affiliated persons
of the Advisor.   For these services, the Advisor receives an
annual fee, payable monthly, computed on the value of the net assets of the Fund as of the close of business each business day at an annual rate of 0.25% of 1% of such assets of the
Fund.   During the six months ended June 30, 1999, the Advisor
was paid $3,750 for such services.

The Fund has a shareholder service plan whereby the Trust pays securities broker-dealers, retirement plan sponsors and administrators, and other securities professionals and/or beneficial owners of shares of the Fund, for expenses incurred in connection with non-distribution shareholder services provided by them to shareholders, provided that such shareholder servicing is not duplicative of the servicing
otherwise provided on behalf of the Fund.   These expenses are
limited to an annual rate of not more than 0.25% of the net assets of the Fund as of the close of business each business
day.   As of June 30, 1999, the Fund has not made any payments.


(3)	DIRECTORS' FEES AND EXPENSES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of Khan Investment, Inc.


(4)	INVESTMENT SECURITIES

Purchases of securities and proceeds from sales of securities
(other than short-term securities) during the six months ended
June 30, 1999 were $887,901 and $290,649, respectively.



NOTES TO FINANCIAL STATEMENTS - (Continued)

June 30, 1999 (Unaudited)

(5)	CAPITAL STOCK

Changes in the Fund's capital stock outstanding for the periods ended June 30, 1999 and December 31, 1998 were as follows:

                               		Six Months Ended
				         June 30, 1999      Year Ended
	       				  (Unaudited)    December 31, 1998

					Shares  Amount     Shares  Amount

Shares sold			       101,178	$711,668   154,870 $927,800

Shares issued in reinvst of dividends     -  	   -  	     1,416    7,983
	Shares redeemed		       (2,114)	(15,012)      (21)    (117)
	Net increase			99,064	$696,656     156,265 $935,666

As of June 30, 1999, S.D. Khan and his family owned an aggregate of 52.5% of the outstanding shares of this Fund which may be deemed to control the Fund.




NOTES TO FINANCIAL STATEMENTS - (Continued)

June 30, 1999 (Unaudited)

(6)	FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share outstanding throughout each period.


                         	     Six Months
                                       Ended                    July 9, 1997**
				        June 30,    Year Ended        To
	                  		1999       December 31,  December,
                                   (Unaudited)      1998           1997

Net asset value, beg. the period	$6.86		$5.18	    $5.00

Income from investment operations:
	Net investment loss		(0.03)		(0.02)	    (0.01)(a)
	Net gain on securities
	(both realized and unrealized)	0.44		1.73	     0.19
					==========	==========   ========
	Total from invstmt operations	0.41		1.71	     0.18

Less distributions:
    Distributions from capital gains	-  		(0.03)		-
		Total distributions	-  		(0.03)		-
	Net asset value, end of period	$7.27		$6.86	     $5.18

			Total return	5.98%(b)	33.21%	     3.60%(b)
Ratios/Supplement Data:
Net assets,end of period (000's omtd)	$3,467		$2,593	     $1,150

Ratio of expenses to average net assets:
  Before fee waivers and reimbursements	3.62%*		5.38%	    6.30%*
After fee waivers and reimbursements	2.00%*		2.00%	    2.00%*

Ratio of net investment loss to average net assets:
  Before fee waivers and reimbursements	(2.57)%*	(4.00)%	    (8.89)%*
  After fee waivers and reimbursements	(0.95)%*	(0.62)%	    (0.25)%*
	Portfolio turnover rate		9.71%		31.21%	    18.81%

	Financial Foot Notes:
		(a)	Calculated using average shares outstanding
		(b)	Not annualized
		 *	Annualized
		**	Commencement of operations





		For More Information:

		Khan Growth Fund
		714 FM 1960 West #201
		Houston, Texas 77090
		(888) 311-KHAN

		Investment Advisor:

		Khan Investment, Inc.
		714 FM 1960 West #201
		Houston, Texas 77090

		Custodian:

		Firstar, N.A.
		425 Walnut Street, M.L. 6118
		Cincinnati, Ohio 45202

		Transfer Agent:

		American Data Services
		P.O. Box 5536
		Hauppauge, New York 11788-0123

		Auditors:

		Tait, Weller & Baker
		Eight Penn Center Plaza
		Philadelphia, PA 19103



	To Obtain Information:

	BY TELEPHONE:
	Call 1-888-311-KHAN

	BY MAIL Write to:
	Khan Growth Fund
	714 FM 1960 West #201
	Houston, Texas 77090

	BY E-MAIL send your request to Khanfunds@aol.com

	ON THE INTERNET Information can be viewed online from:
	http://www.khanfunds.com